Convertible debenture	12 Months Ended
Dec. 31, 2011
Convertible debenture [Text Block]
11.	Convertible debenture

The carrying value of the convertible debentures payable is as follows:

Balance, December 31, 2011	$240,000
Interest Accrued	30,115

Balance, December 31, 2011	$270,115

The Company issued convertible debentures having a total face value of US $240,000 and maturing September 29, 2012. The debentures bear simple interest of 10%, payable upon the earlier of maturity or conversion, and are convertible into units of the Company at a deemed price of $0.03 per unit, upon prior notice to the Company. The debt component of the convertible debenture is represented by management’s estimate of fair value based on a coupon rate of 10%, an interest rate of comparable debt of 30% and a face value of US $240,000.